Exhibit 99.1
AdvanSix.com

 News Release

 ADVANSIX REPORTS REDUCED PRODUCTION RATES AT ITS MANUFACTURING FACILITIES

Parsippany, N.J., January 17, 2018 - AdvanSix (NYSE: ASIX) announced today that it has experienced a temporary production issue at its Hopewell, Virginia facility related to the recent severe winter weather. As a result of this unplanned interruption, caprolactam and resin production have been reduced at their respective Hopewell and Chesterfield, Virginia facilities. The Company expects to incur an approximately $30 to $35 million unfavorable impact to pre-tax income in the first quarter of 2018, including the unfavorable impact of fixed cost absorption, lost sales, maintenance expense and incremental raw material costs. AdvanSix has informed its customers of this force majeure event and is actively working to mitigate the impact of the reduced output on its customers’ operations.
“We have been safely and diligently working to navigate through and address the effects of significant weather volatility,” said president and CEO Erin Kane. “We are confident in our action plan to resolve this issue and expect the required mechanical work to be completed in approximately two to three weeks.”
The unplanned interruption has no adverse impact on fourth quarter 2017 financial results. In the fourth quarter of 2017, the Company’s operational performance was robust including completion of its planned plant turnaround on time and on budget. AdvanSix will provide an update and announce its fourth quarter and full year 2017 financial results in its earnings release and conference call scheduled for February 23, 2018.

About AdvanSix
AdvanSix is a leading manufacturer of Nylon 6, a polymer resin which is a synthetic material used by our customers to produce engineered plastics, fibers, filaments and films that, in turn, are used in such end-products as automotive and electronic components, carpets, sports apparel, fishing nets and food and industrial packaging. As a result of our backward integration and the configuration of our manufacturing facilities, we also sell caprolactam, ammonium sulfate fertilizer, acetone and other intermediate chemicals, all of which are produced as part of our Nylon 6 integrated manufacturing chain. More information on AdvanSix can be found at http://www.advansix.com.

Forward Looking Statements
This release contains certain statements that may be deemed “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this release, other than statements of historical fact, that address activities, events or developments that our management intends, expects, projects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements may be identified by words like "expect," "anticipate," "estimate," “outlook”, "project," "strategy," "intend," "plan," "target," "goal," "may," "will," "should" and "believe" or other variations or similar terminology. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results or performance of the company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: the impact of scheduled turnarounds and significant unplanned downtime and interruptions of production or logistics operations as a result of mechanical issues or other unanticipated events such as fires, severe weather conditions, and natural disasters; our inability to achieve some or all of the anticipated benefits of the spin-off from Honeywell including uncertainty regarding qualification for expected tax treatment and indebtedness incurred in connection with the spin-off; fluctuations in our stock price; general economic and financial conditions in the U.S. and globally; growth rates and cyclicality of the industries we serve; price fluctuations and supply of raw materials; adverse trade and tax policies; extensive environmental, health and safety laws that apply to our operations; litigation associated with chemical manufacturing and our business operations generally; loss of significant customer relationships; protection of our intellectual property and proprietary information; cybersecurity incidents; failure to maintain effective internal controls; tax reform or other changes in laws or regulations applicable to our business; and prolonged work stoppages as a result of labor difficulties. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Such forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by such forward-looking statements. We identify the principal risks and uncertainties that affect our performance in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2016.

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Contacts:
Media	Investors
Debra Lewis	Adam Kressel
(973) 526-1767	(973) 526-1700
debra.lewis@advansix.com	adam.kressel@advansix.com